TORREY INTERNATIONAL STRATEGY PARTNERS, LLC
                     (A Delaware Limited Liability Company)

                              Financial Statements

                                 March 31, 2003

                  (With Independent Auditors' Report Thereon)
























                          Independent Auditors' Report



The Members and Board of Managers
Torrey International Strategy Partners, LLC:


We have audited the accompanying statement of assets and liabilities of Torrey International Strategy Partners, LLC, a Delaware limited liability company (the
Fund), including the schedule of investments, as of March 31, 2003, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period from inception (November 1, 2002) to March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2003, by correspondence with the investment managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Torrey International Strategy Partners, LLC as of March 31, 2003, and the results of its operations, changes in net assets, its cash flows, and financial highlights for the period from inception (November 1, 2002) to March 31, 2003 in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Salt Lake City, Utah
May 30, 2003



              TORREY INTERNATIONAL STRATEGY PARTNERS, LLC
                 (A Delaware Limited Liability Company)
                  Statement of Assets and Liabilities
                             March 31, 2003
                                 Assets
Investments in passive foreign investment and
limited liability companies,
        at fair value (cost $4,440,000)          $          4,299,456
Cash                                                          544,504
Other assets, net                                              44,864
                                                   ----------------------
                                                 $          4,888,824
                                                   ======================
                    Liabilities and Members' Equity
Liabilities:
       Advance member contributions              $            125,000
       Due to investment advisor                               25,000
       Management fee payable                                  22,541
       Accrued expenses                                        54,272
                                                   ----------------------
                             Total liabilities                226,813

Net assets representing members' equity                     4,662,011
                                                   ----------------------
                                                 $          4,888,824
                                                   ======================
                         Analysis of Net Assets
Net capital contributed by members               $          4,802,555
Net unrealized loss on investments                           (140,544)
                                                   ----------------------
Net assets (equivalent to $94.13 per unit based  $          4,662,011
on 49,534 units outstanding)
                                                   ======================
See accompanying notes to financial statements.



                TORREY INTERNATIONAL STRATEGY PARTNERS, LLC
                   (A Delaware Limited Liability Company)
                             Schedule of Investments
                                 March 31, 2003
                                                    Percentage
                                                      of net
            Description of investment                 assets     Fair value
-----------------------------------------------------------------------------
Investments in passive foreign investment and limited liability companies (a):
Asia (76.36%)
 Equity Long/Short Hedged Japan
   The Arcus Zensen Fund                                16.20% $  755,159
   The Gradient Europe Fund                             14.97%    697,744
   Optimal Japan Fund                                   16.00%    746,015
   SCI European Hedge Fund                              16.39%    764,246
 Equity Long/Short Hedged Asia ex-Japan
   Roadrunner Fund                                      12.80%    596,955
Europe (15.86%)
 Emerging Markets Debt
   Gramercy Emerging Markets Fund, LLC                  15.86%    739,337
                                                   --------------------------
 Total investments in passive foreign investment
 and limited liability companies (cost $4,440,000)(b)   92.22%  4,299,456
Other assets less liabilities                            7.78%    362,555
                                                   --------------------------
   Net assets representing members' equity             100.00% $4,662,011
                                                   ==========================

(a) During fiscal 2003, no cash distributions were received by the Fund from its investee passive foreign investment and limited liability companies.
(b) At March 31, 2003, the cost of investment for federal income tax purposes was $4,390,437 and the aggregate gross unrealized gains and losses based on that cost were:
        Unrealized gains                           $   96,298
        Unrealized losses                            (187,279)
                                                   -------------
        Net unrealized losses                      $  (90,981)
                                                   =============
See accompanying notes to financial statements.




              TORREY INTERNATIONAL STRATEGY PARTNERS, LLC
                 (A Delaware Limited Liability Company)
                        Statement of Operations
       Period from inception (November 1, 2002) to March 31, 2003

Investment income                                  $              721
                                                     --------------------
Investment expenses:
    Organizational expenses                                    50,000
    Management fee                                             33,817
    Amortization of offering costs                             30,136
    General and administrative                                 20,811
    Audit fees                                                 14,000
    Independent manager fee                                    12,500
    Investor servicing fee                                      2,802
                                                     --------------------
                  Total investment expenses                   164,066

Reimbursement of organizational expenses by
investment advisor                                            (50,000)
                                                     --------------------
                  Total net investment expenses               114,066
                                                     --------------------
                  Investment loss, net                       (113,345)

Net unrealized loss on investments in passive
foreign investment and limited liability companies           (140,544)
                                                     --------------------
Net decrease in net assets resulting
from operations                                     $         (253,889)
                                                     ====================
See accompanying notes to financial statements.







                   TORREY INTERNATIONAL STRATEGY PARTNERS, LLC
                     (A Delaware Limited Liability Company)
                       Statement of Changes in Net Assets
           Period from inception (November 1, 2002) to March 31, 2003

Decrease in net assets resulting from operations:
    Investment loss, net                             $       (113,345)
    Net unrealized loss on investments
        in passive foreign investment
        and limited liability companies                      (140,544)
                                                       ---------------
    Net decrease in net assets                               (253,889)
    resulting from operations

Members' capital contributions
(issued 49,534 units)                                       4,915,900
                                                       ---------------
                    Total increase                          4,662,011

Net assets:
    Beginning of the period                                         -
                                                       ---------------
    End of the period                                $      4,662,011
                                                       ===============
See accompanying notes to financial statements.





                   TORREY INTERNATIONAL STRATEGY PARTNERS, LLC
                     (A Delaware Limited Liability Company)
                             Statement of Cash Flows
           Period from inception (November 1, 2002) to March 31, 2003

Cash flows from operating activities:
 Net decrease in net assets resulting from
 operations                                         $     (253,889)
 Adjustments to reconcile net decrease in net
 assets resulting from operations to net cash
 used in operating activities:
   Net unrealized loss on investments in passive
   foreign investment and limited liability companies       140,544
   Amortization of offering costs                            30,136
   Change in assets and liabilities:
    Purchases of investments in passive foreign
     investment and limited liability companies         (4,440,000)
    Other assets                                           (75,000)
    Due to investment advisor                               25,000
    Management fee payable                                  22,541
    Accrued expenses                                        54,272
                                                      ----------------
     Net cash used in operating activities              (4,496,396)
                                                      ----------------
Cash flows from financing activities:
 Members' capital contributions                          4,915,900
 Advance member contributions                              125,000
                                                      ----------------
     Net cash provided by financing activities           5,040,900
                                                      ----------------
     Net increase in cash                                  544,504
Cash, beginning of the period                                    -
                                                      ----------------
Cash, end of the period                             $      544,504
                                                      ================
See accompanying notes to financial statements.


                  TORREY INTERNATIONAL STRATEGY PARTNERS, LLC
                     (A Delaware Limited Liability Company)

                          Notes to Financial Statements

                                 March 31, 2003

(1)   Organization

    Torrey International Strategy Partners, LLC, a Delaware limited liability company (the Fund), is registered under the Investment Company Act of 1940, and is a closed-end, nondiversified, management investment company. The Fund was formed on March 25, 2002, and commenced operations on November 1, 2002. The Fund's term is perpetual unless the Fund is otherwise dissolved under the terms of its limited liability company agreement. The investment advisor of the Fund is Torrey Associates, LLC. The power to manage and control the business affairs of the Fund is vested in the Board of Managers, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operation of the business of the Fund. Investors may purchase units of the Fund through private placements. Investors may not be able to liquidate their investment other than as a result of repurchases of units by the Fund. The Board of Managers, from time to time and in their complete and exclusive discretion, may determine to cause the Fund to repurchase units.

    Pursuant to applicable Delaware law, investors generally are not personally liable for obligations of the Fund unless they participate in the control of the business of the Fund. Under Delaware law and the terms of the limited liability company agreement, each member may be liable up to the amount of any contributions of capital of the Fund (plus any accretions in value).

(2) Summary of Significant Accounting Policies

    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

    (a) Investments in Passive Foreign Investment and Limited Liability
        Companies

        Investments in passive foreign investment companies (PFICs) and limited liability companies (LLCs) are reported at fair value and are valued by the investment advisor in accordance with the limited liability company agreement. The fair values of investments in PFICs and LLCs are generally determined by the investment advisor based on periodic financial information (including annual audited financial statements) obtained from each investment. Realized gains and losses are recognized at the time of full withdrawal from PFICs or LLCs. Unrealized gains and losses are reflected in operations when changes between the carrying value and fair value of PFICs or LLCs interests occur.

    (b) Advance Member Contributions

        Member capital contribution requests are recorded in the capital accounts as of the beginning of the first business day of the month following the contribution. Any cash received by the Fund prior to this date is recorded as a liability until reflected in the capital accounts.

    (c) Income Taxes

        The Fund is not subject to income taxes; the individual members are required to report their distributive share of the Fund's realized income, gain, loss, deductions, or credits on their individual income tax returns. Net investment losses of $113,345 have been reclassified to net capital contributed by members in the analysis of net assets section of the accompanying statement of assets and liabilities.

    (d) Revenue and Expenses

        Interest income is accrued as earned. Expenses are accrued as incurred. The Fund bears all of its general and administrative expenses.

    (e) Profit and Loss Allocations

        Profits and losses are allocated to the members in accordance with the terms of the limited liability company agreement. In general, each member shares in the profits and losses of the Fund in proportion to their respective interests in the Fund.

    (f) Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that may affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

        The assets of the investee PFICs or LLCs may consist of readily marketable securities, which are valued at quoted market prices. However, because the Fund does not directly invest in the underlying securities of the investee PFICs or LLCs, and due to restrictions on the transferability and timing of withdrawals from the investee PFICs or LLCs, the amounts realized upon liquidation could differ from such reported values.

(3) Expenses of the Fund

    The Fund bears all expenses in connection with the operation of the Fund. Examples of expenses borne by the Fund include all costs and expenses related to portfolio transactions and positions for the Fund's account, costs and expenses related to the establishment of any investments managed by sub-advisors, legal fees, accounting fees, operational and compliance support fees and expenses, costs of insurance, organizational and registration expenses, offering costs, and expenses of meetings of managers and investors of the Fund.

    The Fund pays the placement agent a quarterly investor servicing fee at an annual rate of 0.15% of the Fund's net assets each quarter. Investor servicing fees totaled $2,802 in fiscal 2003.

    The Fund pays each independent member of the Board of Managers an annual compensation of $15,000 per year. Independent manager fees totaled $12,500 in fiscal 2003.



(4) Management Fees

    The investment advisor is paid a management fee by the Fund as compensation for its services to the Fund at an annual rate of 2.0% of the Fund's net assets. The management fee is payable quarterly in arrears calculated on the basis of net asset value as of the end of such quarter. Management fees totaled $33,817 for fiscal 2003.

(5) Due to Related Party

    During 2002, the investment advisor agreed to bear $50,000 of organizational costs and $25,000 of offering costs (see note 6) of the Fund. These costs were originally paid for by the Fund. Subsequently, the investment advisor reimbursed $100,000 to the Fund for these costs. As a result, a payable to the investment advisor of $25,000 remains at March 31, 2003.

(6) Other Assets

    Other assets consist primarily of $44,864 (net of accumulated amortization) of capitalized costs, net of reimbursements from the investment advisor, related to the offering and registration of member units. These capitalized costs represent those costs paid for by the Fund, net of reimbursements from the investment advisor (see note 5). In accordance with accounting principles generally accepted in the United States of America, the Fund is amortizing these costs on a straight-line basis, over a period not to exceed 12 months from November 1, 2002. For fiscal 2003, amortization expense related to these offering costs was $30,136.


(7) Financial Highlights

    The Fund's financial highlights for the period from inception (November 1, 2002) to March 31, 2003 are as follows:

        Per share operating performance:
        (For a share of capital stock outstanding
         throughout the period):
           Net asset value, beginning of period                $    100.00
                                                                  ----------
        Income (loss) from investment operations:
           Net investment loss                                       (2.78)
           Net unrealized loss on investments                        (3.09)
                                                                  ----------
               Total from investment operations                      (5.87)
                                                                  ----------
               Net asset value, end of period                  $     94.13
                                                                  ==========
        Total Return:                                                (5.87)%
        Supplemental data:
           Net assets, end of period                           $  4,662,011
           Ratio to average net assets (annualized):
               Expenses*                                               6.53%
               Net investment loss                                   (6.48)%
           Portfolio turnover rate                                     0.00%

    * The investment advisor reimbursed the Fund for certain expenses in fiscal 2003. Had the investment advisor not done so, the annualized ratio of expenses would have been 9.39%.

    Total return is calculated assuming a member had been invested in the Fund from the period from inception (November 1, 2002) to March 31, 2003. Net investment loss (per share) was determined by dividing net investment loss by the weighted average number of shares outstanding during the period from inception (November 1, 2002) to March 31, 2003.